UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 20, 2023, Nasdaq, Inc. (the “Company”) issued a press release announcing the launch of concurrent U.S. dollar-denominated and euro-denominated senior notes offerings. On June 22, 2023 the Company issued a press release announcing the pricing of $500,000,000 aggregate principal amount of 5.650% senior notes due 2025, $1,000,000,000 aggregate principal amount of 5.350% senior notes due 2028, $1,250,000,000 aggregate principal amount of 5.550% senior notes due 2034, $750,000,000 aggregate principal amount of 5.950% senior notes due 2053 and $750,000,000 aggregate principal amount of 6.100% senior notes due 2063 (collectively, the “USD Offering”) and €750,000,000 aggregate principal amount of 4.500% senior notes due 2032 (the “Euro Offering” and together with the USD Offering, the “Offerings”). The Offerings are expected to close on June 28, 2023, in each case subject to customary closing conditions.

Each of the Offerings was made pursuant to the Company’s registration statement on Form S-3 (Registration Statement No. 333-255666) filed with the U.S. Securities and Exchange Commission on April 30, 2021.

On June 22, 2023, in connection with the USD Offering, the Company entered into an underwriting agreement (the “USD Underwriting Agreement”) with Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

On June 22, 2023, in connection with the Euro Offering, the Company entered into an underwriting agreement (the “Euro Underwriting Agreement” and, together with the USD Underwriting Agreement, the “Underwriting Agreements”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities plc and the other underwriters party thereto.

The Underwriting Agreements and the press releases relating to the Offerings are filed herewith as Exhibits 1.1, 1.2, 99.1 and 99.2, respectively, and are incorporated herein by reference. The description of the Underwriting Agreements is qualified in its entirety by reference to Exhibits 1.1 and 1.2, as applicable.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of June 22, 2023, among Nasdaq, Inc. and Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

1.2	Underwriting Agreement, dated as of June 22, 2023, among Nasdaq, Inc. and Goldman Sachs & Co. LLC, J.P. Morgan Securities plc and the other underwriters party thereto.

99.1	Nasdaq, Inc. Press Release, dated June 20, 2023.

99.2	Nasdaq, Inc. Press Release, dated June 22, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2023	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer